UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported November 18, 2009

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Stock Repurchase.  On November 18, 2009, the Board of Directors (Board) of Hibbett Sports, Inc. (Company) authorized Stock Repurchase Program of $250.0 million through February 2, 2013.  Effective immediately, the new Program replaces the Company’s existing authorization which was due to expire on January 30, 2010.  Under the prior authorization, the Company had purchased 7,761,813 shares of common stock at a cost of $167.0 million.

Item 2.02.  Results of Operations and Financial Condition.

The Company released its results of operations for the thirteen-week and thirty-nine-week periods ended October 31, 2009, in a press release issued on November 19, 2009.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On November 18, 2009, the Board adopted the Hibbett Sports, Inc. Executive Voluntary Deferral Plan (Plan) effective January 1, 2010.  The primary purpose of the Plan is to permit key executives of the Company with the opportunity to defer, on a pre-tax basis, a portion of their compensation as defined in the Plan.

The Company intends for the Plan to be an employee pension benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended.  The Plan covers a select group of management or highly compensated employees as determined by the Company.  The Company also intends the Plan to comply with the requirements of Section 409A of the Internal Revenue Code of 1986.

The Plan is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02(e).

Item 7.01.  Regulation FD Disclosures.

The information contained in Item 2.02 (including disclaimer) is incorporated by reference into this item 7.01.

Item 8.01.  Other Events.

On November 18, 2009, the Board approved a title change for the following principal executives of the Company:

Gary Smith – Senior Vice President and Chief Financial Officer
Cathy Pryor – Senior Vice President of Store Operations
Rebecca Jones – Senior Vice President of Merchandising

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed”.

Exhibit No.	Description

10.1	Hibbett Sports, Inc. Executive Voluntary Deferral Plan
99.1	Press Release Dated November 19, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

November 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Hibbett Sports, Inc. Executive Voluntary Deferral Plan
99.1	Press Release Dated November 19, 2009